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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2002

PHARMACOPEIA, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-27188	33-0557266
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
CN5350, Princeton, New Jersey		08543-5350
(Address of principal executive offices)		(Zip Code)
(609) 452-3600 (Registrant's telephone number, including area code)

Item 7.    Financial Statements, Pro Forma Financial Information And Exhibits.

  (c)
  Exhibits.

Exhibit Number	Description
99.1	Slides used in presentation on June 4, 2002.

Item 9.    Regulation FD Disclosure.

        On June 4, 2002, Pharmacopeia, Inc. made a presentation that included the slides attached hereto as Exhibit 99.1. The slides included in Exhibit 99.1 are incorporated herein by reference.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMACOPEIA, INC.
By:	/s/ JOSEPH A. MOLLICA Joseph A. Mollica Chief Executive Officer

Date:    June 4, 2002

EXHIBIT INDEX

99.1	Slides used in presentation on June 4, 2002.

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SIGNATURES
EXHIBIT INDEX